Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bionutrics, Inc. (the "Company") on Form 10-K for the period ending October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald Howard Lane, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Ronald Howard Lane
---------------------------------
Ronald Howard Lane
Principal Financial Officer
January 30, 2006

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Bionutrics, Inc. and will be retained by Bionutrics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.